UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2018

uSell.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 213-6805

Former Address: 171 Madison Avenue, 17th Floor

New York, New York 10016

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

       On October 5, 2018, effective October 1, 2018 (the “Effective Date”), uSell.com, Inc. (the “Company”), certain of the Company’s subsidiaries and an institutional investor (the “Lender”) entered into a Forbearance and Fifth Amendment Agreement (the “Amendment”), to that certain Note Purchase Agreement (the “NPA”) dated January 13, 2017. Pursuant to the Amendment, the Lender agreed to extend the forbearance of existing remedies of default under the Forbearance and Fourth Amendment Agreement dated July 2, 2018, until December 3, 2018. In addition, the Amendment amended the operating margin requirements and debt coverage ratio under the NPA.

As consideration for entering into the Amendment, the Company agreed to pay the Lender an initial forbearance fee of $250,000 on the Effective Date, with additional forbearance fees accruing on November 19, 2018, November 26, 2018, and December 3, 2018, of $100,000, $125,000, and $150,000, respectively (collectively the “Additional Forbearance Fees”) unless the loan is paid in full. Notwithstanding the above-mentioned accrual dates, the Additional Forbearance Fees are automatically due and payable upon the event of a Forbearance Default, as defined in the NPA. The Company owed $6,029,219 under the NPA as of the Effective Date. Subsequent to the Effective Date the Company made a payment to the Lender bringing the balance due under the NPA to $5,029,219. Pursuant to the terms of the Amendment the Lender agreed to waive the prepayment penalty and accrued default interest under the NPA if the loan is paid in full prior to November 16, 2018.

Further, in connection with the Amendment, the Company entered into a Fourth Amended and Restated Secured Term Note (the “Fourth Note”). The maturity date for the NPA remained as January 13, 2020.

The foregoing description of the Amendment is a summary only and is qualified in its entirety by the full text of the Amendment and the Fourth Note filed as Exhibits 10.1, and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Forbearance and Fifth Amendment Agreement dated October 1, 2018 *

10.2	Form of Fourth Amended and Restated Secured Term Note dated October 1, 2018*

*Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USELL.COM, INC.

Date: October 12, 2018	By:	/s/ Nikhil Raman
Name: Nikhil Raman
Title: Chief Executive Officer